SECURITIES AND EXCHANGE COMMISSION
Washington D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 25, 2007 (October 19, 2007)

Date of Report (Date of earliest event reported)
COMMUNICATION INTELLIGENCE CORPORATION

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)
0-19301 94-2790442 --------------------------------------- ------------------------------------ (Commission file number) (IRS employer identification number)
275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065

(Address of principal executive offices)
(650) 802-7888

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In a Form 8-K dated September 11, 2007, the Company announced that Michael Betts had been appointed as a director of the Company.

On October 19, 2007, Mr. Betts informed the Company that he had accepted new employment, as a senior executive in the insurance industry, which presents a conflict of interest with his position as a director of the Company. Therefore, pursuant to the terms of his employment, he resigned his board position effective immediately.

Item 7.01. Regulation FD Disclosure.

The Company incorporates by reference the disclosure set forth in item 5.02 above.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Press release announcing resignation of director

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2007	Communication Intelligence Corporation

	By:	/s/ Frank Dane
Frank Dane
Chief Financial and Legal Officer

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Exhibit Index
Exhibit	Description

Exhibit 99.1	Press release announcing resignation of director

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